UNIVERSAL ANNUITY

SEMI-ANNUAL REPORTS
JUNE 30, 2000

                           THE TRAVELERS TIMED GROWTH AND INCOME
                           STOCK ACCOUNT FOR VARIABLE ANNUITIES

                           THE TRAVELERS TIMED SHORT-TERM
                           BOND ACCOUNT FOR VARIABLE ANNUITIES

                           THE TRAVELERS TIMED AGGRESSIVE
                           STOCK ACCOUNT FOR VARIABLE ANNUITIES



[TRAVELERS LIFE&ANNUITY LOGO]

   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Tower Square
   Hartford, CT  06183
[UMBRELLA ART]

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

[TRAVELERS LIFE&ANNUITY LOGO]


THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 2000

MARKET AND ECONOMIC OVERVIEW

Stocks declined in the second quarter of 2000, leaving many of the major indexes down for the first half of the year as investors debated potential rate increases by the Federal Reserve Board ("Fed"). Volatility continued to be a major theme with both the Dow Jones Industrial Average ("DJIA")(1) and the Nasdaq Composite Index ("NASDAQ")(2) registering record one-day point losses. The breadth of the declines affected a wide range of stocks including many small- and large- capitalization company stocks, growth stocks and value stocks. (Growth stocks are shares of companies with historically strong and relatively predictable earnings growth rates. Value stocks are shares of companies that are believed to be undervalued but have good longer-term business prospects.) Momentum investing and dot.com stocks were out of favor, replaced in many cases by a renewed interest in companies that many investors believed may provide real earnings and had strong financials.

Concerns about higher interest rates peaked in mid-May, when the Fed raised interest rates an additional 50 basis points(3). The specter of rising rates was a catalyst for the weak performance of all of the major indexes during the period. The DJIA, which is made up of Old Economy companies, declined 8.44% during the reporting period. (The Old Economy represents more established, "blue-chip" companies.) The Standard & Poor's 500 Index ("S&P 500 Index")(4) of large-company stocks fell 0.43%, the Standard and Poor's MidCap 400 Index(5) ("S&P MidCap 400 Index") of medium-size company stocks and the Russell 2000 Index(6) of small-company stocks advanced 8.97% and 3.04%, respectively, for the six months ended June 30, 2000.

For the sixth consecutive time in the last year, the Fed acted to raise interest rates in May to slow the U.S. economy, increasing the federal funds rate by 50 basis points to 6.5%. (The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.) The increase of the target overnight interest rate marked its highest level in nine years and reflected Fed actions intended to address risks of an economy with higher inflationary pressures.

The Fed continued to stress its concern that there is a disparity in the growth of demand and potential supply, which may foster inflation and jeopardize the economy's performance. In theory, higher rates may potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive. Accordingly, many interest-rate sensitive stocks experienced price declines after the recent decision.

In June, many investors were relieved after the Fed left interest rates unchanged during its latest policy meeting. Although the central bank noted that inflation risks persist, the decision was made against more interest rate increases was ruled out for the time being. Generally, monetary policy takes time to filter through the economy and the full effect of higher interest rates may not be felt for months.

(1) DJIA is a price-weighted average of 30 actively traded blue-chip stocks. An investor cannot invest in an index.

(2) The NASDAQ is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

(3) A basis point is 0.01% or one one-hundredth of a percent.

(4) The S&P 500 Index is a market capitalization measure of 500 widely held common stocks. An investor cannot invest directly in an index.

(5) S&P 400 Midcap Index is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation.

(6) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index


DAVID A. TYSON, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                                TABLE OF CONTENTS

                                                                           PAGE

-------------------------------------------------------------------------------
THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES..................................................... 4

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES.........17

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES........25

                                  THE TRAVELERS
                             TIMED GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TGIS to provide diversified exposure to the large-company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the six months ending June 30, 2000, Account TGIS achieved a total return of -0.5%, before fees and expenses, in line with the S&P 500 return of -0.4%. Net of fees and expenses, Account TGIS's total return of -1.9% for the first half of 2000 was comparable to the -1.0% median return for variable annuity stock accounts in the Lipper Growth & Income category. On a trailing twelve month basis as of June 30, 2000, Account TGIS had a total return of 6.9%, net of fees and expenses, well ahead of the Lipper Growth & Income median of 0.6%. A discussion of portfolio performance in each of the first two quarters of 2000 is presented next.

During the first quarter of 2000, stock selection was most favorable in the Financial Services, Producer Durables and Utilities sectors and slightly adverse in the Technology and Health care sectors.

In the Financial Services sector, falling long-term rates helped bank and brokerage stocks. Our overweight positions in Merrill Lynch & Co., Morgan Stanley Dean Witter & Co., Lehman Brothers Holdings, Inc. and Chase Manhattan Corp., which serve to offset the underweight restriction in Citigroup, all performed quite well. Avoiding Associated First Capital which experienced disappointing operating performance in its loan origination business and AON Corp. which failed to meet consensus expectations for fourth quarter earnings also helped us.

In the Producer Durables sector, Tyco International Ltd. continued to rebound from the controversy surrounding its accounting practices in the treatment of mergers and acquisitions. By the end of the first quarter, Tyco International Ltd had recovered most of the nearly -50% loss from the previous high established in September 1999. PerkinElmer, Inc. was also a strong performer with positive earnings and revenue momentum generated from its line of telecommunications products.

In the Utilities sector, our emphasis on telecommunications companies such as Nextel Communications, Inc. and Sprint Corp.-PCS Group continues to payoff. Nextel Communications, Inc. launched its worldwide cell phone service with several new joint ventures in the first quarter and Sprint Corp.-PCS Group continued to increase its penetration in the digital wireless market.

In the Technology sector, we were hurt by our picks in the software industry. BMC Software Inc. notified investors on January 5 that it was going to significantly miss the consensus earnings forecast of 53 cents/share due to an unexpected slowdown in North American sales. Other mainframe software stocks such as Compuware Corp. sold off in sympathy. Our performance was hurt by small overweight positions in both stocks.

In the Healthcare sector, we lost ground from being underweight in better performing stocks such as Pfizer, Inc. and Guidant. Performance was also hindered by Columbia/HCA Healthcare Corp., the hospital giant, which reported earnings in line with expectations but fell sharply as it failed to match the above-average operating results of other major hospital companies.

At the beginning of the second quarter, market volatility spiked up significantly. Value stocks dominated early in the quarter and growth stocks staged a strong recovery towards the end of the quarter. Stock selection hurt relative performance in the Consumer Discretionary and Utilities sectors, was favorable in the Producer Durables sector and remained mixed in the other sectors.

Higher interest rates and gasoline prices began to take their toll on retail stocks in the Consumer Discretionary sector. Our overweight position in Circuit City Stores, Inc. performed poorly as the company indicated that a slowdown in major appliance sales and a shift in the overall merchandise sales mix would result in lower profit margins. Other retail stocks which did not fare well in the second quarter included Lowe's Cos., Sears, Roebuck & Co. and Target Corp. Stores.

In the Producer Durables sector, PerkinElmer, Inc. continued its strong performance with positive earnings and revenue momentum generated from its line of telecommunications products. The big story in this sector, however, was Corning, Inc. which took the unusual step of guiding earnings estimates for the current fiscal year higher as it encounters unprecedented demand for its high tech products such as high-speed optical fiber and cable and LCD flat-panel display glass. Corning, Inc. rose by nearly 40% in the second quarter as its new focus on technology applications propels it into a higher earnings growth orbit.

In the Utilities sector, our emphasis on telecommunications companies such as Nextel Communications, Inc., Sprint Corp.-PCS Group and CenturyTel, Inc. did not pay off for the first time in several quarters. The Nasdaq sell-off in April and May had a negative effect on these higher-growth, higher price-to-earnings stocks and contributed adversely to performance.

The near term outlook for the stock market relies heavily on monetary policy. The Federal Reserve Board ("Fed") has indicated a hawkish bias in its promise to monitor inflationary developments closely. Economic data reported between now and the next Fed meeting in August will determine if we experience another rise in short term rates.

In our disciplined approach to stock selection, we screen our research universe of over 1,000 large cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. A small sample of our current holdings is presented here to illustrate our investment approach. In the technology sector, we are emphasizing Oracle Corp. in the software industry and Micron Technologies, Inc. in the semiconductor industry as they offer strong earnings growth at reasonable valuations. As discussed above, Corning, Inc. represents our biggest active position in the diversified manufacturing group. Merck & Co, Inc. and Pfizer, Inc. are our core plays in the health care sector.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

                                  [TIMCO LOGO]

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2000

ASSETS:
  Investment securities, at market value (cost $114,767,376) .........  $126,274,910
  Cash ...............................................................        41,967
  Receivables:
    Dividends ........................................................        95,285
    Investment securities sold .......................................     1,632,613
    Purchase payments and transfers from other Travelers accounts ....        31,027
Other assets .........................................................            21
                                                                        ------------
      Total Assets ...................................................   128,075,823
                                                                        ------------

LIABILITIES:
  Payables:
    Investment securities purchased ..................................     1,479,149
    Contract surrenders and transfers to other Travelers accounts ....        25,866
    Investment management and advisory fees ..........................         8,879
    Variation on futures margin ......................................       105,600
    Market timing fees ...............................................        34,331
    Insurance charges ................................................        34,331
  Accrued liabilities ................................................            87
                                                                        ------------
      Total Liabilities ..............................................     1,688,243
                                                                        ------------
NET ASSETS:
  (Applicable to 23,873,936 units outstanding at $5.294 per unit) ....  $126,387,580
                                                                        ============


                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000


INVESTMENT INCOME:
  Dividends ....................................................................  $      499,856
  Interest .....................................................................         705,554
                                                                                ----------------
    Total income ...............................................................                          $  1,205,410

EXPENSES:
  Market timing fees ...........................................................         753,551
  Investment management and advisory fees ......................................         194,899
  Insurance charges ............................................................         753,551
                                                                                ----------------
    Total expenses .............................................................                             1,702,001
                                                                                                       ---------------
      Net investment loss ......................................................                              (496,591)
                                                                                                       ---------------
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENT
      SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold ...................................      91,113,673
    Cost of investment securities sold .........................................      91,076,935
                                                                                ----------------
      Net realized gain (loss) .................................................                                36,738
  Change in unrealized gain (loss) on investment securities:
    Unrealized gain at December 31, 1999 .......................................      16,613,103
    Unrealized gain at June 30, 2000 ...........................................      11,507,534
                                                                                ----------------
      Net change in unrealized gain (loss) for the period ......................                            (5,105,569)
                                                                                                       ---------------
        Net realized gain (loss) and change in unrealized gain (loss)  .........                            (5,068,831)
                                                                                                       ---------------
Net decrease in net assets resulting from operations ...........................                          $ (5,565,422)
                                                                                                       ===============

                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS
                                                                                     ENDED               YEAR ENDED
                                                                                    JUNE 30,            DECEMBER 31,
                                                                                      2000                  1999
                                                                                      ----                  ----
                                                                                  (UNAUDITED)
OPERATIONS:
  Net investment loss .........................................................  $    (496,591)       $  (1,476,555)
  Net realized gain (loss) from investment security transactions ..............         36,738           22,289,513
  Net change in unrealized gain (loss) on investment securities ...............     (5,105,569)          (1,043,185)
                                                                                 -------------        -------------
    Net increase (decrease) in net assets resulting from operations ...........     (5,565,422)          19,769,773
                                                                                 -------------        -------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 645,630 and 1,021,824 units, respectively) .................      3,374,557            4,927,907
  Participant transfers from other Travelers accounts
    (applicable to 516,936 and 981,870 units, respectively) ...................      2,680,567            4,757,800
  Market timing transfers from other Travelers timed accounts
    (applicable to 9,002,776 and 18,884,484 units, respectively) ..............     48,356,010           94,008,240
  Administrative and asset allocation charges
    (applicable to 12,628 and 25,451 units, respectively) .....................        (66,073)            (128,020)
  Contract surrenders
    (applicable to 1,921,180 and 2,395,305 units, respectively) ...............     (9,953,101)         (11,528,046)
  Participant transfers to other Travelers accounts
    (applicable to 629,669 and 1,441,585 units, respectively) .................     (3,316,632)          (7,014,338)
  Market timing transfers to other Travelers timed accounts
    (applicable to 9,672,562 and 16,174,913 units, respectively) ..............    (49,102,256)         (76,871,942)
  Other payments to participants
    (applicable to 65,206 and 33,017 units, respectively) .....................       (334,192)            (159,648)
                                                                                 -------------        -------------
    Net increase (decrease) in net assets resulting from unit transactions ....     (8,361,120)           7,991,953
                                                                                 -------------        -------------
      Net increase (decrease) in net assets ...................................    (13,926,542)          27,761,726

NET ASSETS:
  Beginning of period .........................................................    140,314,122          112,552,396
                                                                                 -------------        -------------
  End of period ...............................................................  $ 126,387,580        $ 140,314,122
                                                                                 =============        =============

                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $64,350,955 and $36,062,153, respectively; the cost of purchases and proceeds from sales of direct and indirect U.S. government securities were $1,873,643 and $15,207,886, respectively, for the six months ended June 30, 2000. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $5,044 and $6,389 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

    At June 30, 2000, Account TGIS held 32 open S&P 500 Stock Index futures contracts expiring in September, 2000. The underlying face value, or notional value, of these contracts at June 30, 2000 amounted to $11,744,800. In connection with these contracts, short-term investments with a par value of $730,000 had been pledged as margin deposits.

    Net realized gains (losses) resulting from futures contracts were ($1,667,483) and $1,999,495 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. These losses are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 2000 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TGIS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $58,780 and $55,337 of contingent deferred sales charges for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)



                                                                 SIX
                                                                 MONTHS
                                                                 ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30,         (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                 --------    ------------------------------------------------------
                                                                  2000         1999       1998       1997        1996        1995
                                                                  ----         ----       ----       ----        ----        ----
SELECTED PER UNIT DATA:
    Total investment income .................................... $  .052     $  .076    $  .064      $ .075    $  .061     $  .083
    Operating expenses .........................................    .073        .136       .110        .090       .069        .057
                                                                 --------    --------   --------    --------   --------    --------

    Net investment income (loss) ...............................   (.021)      (.060)     (.046)      (.015)     (.008)       .026

    Unit value at beginning of period ..........................   5.394       4.468      3.526       2.717      2.263       1.695
    Net realized and change in unrealized gains (losses) .......   (.079)       .986       .988        .824       .462        .542
                                                                 --------    --------   --------    --------   --------    --------

    Unit value at end of period ................................ $ 5.294     $ 5.394    $ 4.468     $ 3.526    $ 2.717     $ 2.263
                                                                 ========    ========   ========    ========   ========    ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value ......................  $ (.10)      $ .93      $ .94       $ .81      $ .45       $ .57
    Ratio of operating expenses to average net assets* .........   2.82%       2.82%      2.82%       2.82%      2.82%       2.82%
    Ratio of net investment income (loss) to average net assets*    (.82)%     (1.25)%    (1.16)%      (.45)%     (.34)%     1.37%
    Number of units outstanding at end of period (thousands) ...  23,874      26,010     25,192      60,312     68,111     105,044
    Portfolio turnover rate ....................................     36%         51%        81%         63%        81%         79%

  * Annualized

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2000


                                   NO. OF          MARKET
                                   SHARES           VALUE
                                 ------------    ------------
COMMON STOCKS (90.7%)
 AEROSPACE (0.4%)
  Boeing Co.                          10,700   $     447,394
                                               --------------
 AIRLINES (0.1%)
  AMR Corp. (A)                          960          25,380
  Delta Airlines, Inc.                 3,200         161,800
                                               --------------
                                                     187,180
                                               --------------
 AUTOMOTIVE (1.0%)
  Ford Motor Co.                      11,600         498,800
  General Motors Corp.                 5,100         296,119
  Harley Davidson, Inc.                6,000         231,000
  Johnson Controls, Inc.               4,700         241,169
  Visteon Corp. (A)                    1,519          18,416
                                               --------------
                                                   1,285,504
                                               --------------
 BANKING (3.4%)
  Bank of America Corp.               12,203         524,729
  Bank of New York                     9,100         423,150
  Bank One Corp.                      11,872         315,350
  Capital One Financial Corp.          4,600         205,275
  Chase Manhattan Corp.               13,872         638,979
  Fifth Third BanCorp                  2,400         151,875
  Firstar Corp.                       10,400         219,050
  FleetBoston Financial Corp.         12,974         441,116
  J.P. Morgan & Company                1,400         154,175
  MBNA Corp.                          13,100         355,337
  National City Corp.                  7,300         124,556
  State Street Corp.                   2,400         254,550
  Wells Fargo & Co.                   13,700         530,875
                                               --------------
                                                   4,339,017
                                               --------------
 BEVERAGE (2.0%)
  Adolph Coors Co.                     4,000         242,000
  Anheuser-Busch Cos.                  5,900         440,656
  Coca-Cola Co.                       23,500       1,349,781
  PepsiCo, Inc.                       12,200         542,138
                                               --------------
                                                   2,574,575
                                               --------------
 BROKERAGE (3.2%)
  Bear Stearns Cos., Inc.              6,500         270,563
  Charles Schwab Corp.                10,500         353,062
  Lehman Brothers Holdings, Inc.       5,900         557,919
  Merrill Lynch & Co.                  7,000         805,000
  MGIC Investment Corp.                6,300         286,650
  Morgan Stanely Dean Witter & Co.    15,780       1,313,685
  Paine Webber Group, Inc.             5,300         241,150
  T. Rowe Price & Associates, Inc.     4,900         208,403
                                               --------------
                                                   4,036,432
                                               --------------
 BUILDING MATERIALS (0.1%)
  Masco Corp.                          7,000         126,438
                                               --------------
 CAPITAL (1.2%)
  Applied Materials, Inc. (A)          9,400         852,169
  Honeywell International, Inc.        8,987         302,750
  Nucor Corp.                          1,500          49,781
  Tellabs, Inc. (A)                    3,700         253,335
                                               --------------
                                                   1,458,035
                                               --------------
 CHEMICALS (0.7%)
  Dow Chemical Co.                     7,200         217,350
  E.l. Dupont De Nemours & Co.         9,114         398,737
  Praxair, Inc.                        1,500          56,156
  Rohm & Haas Co.                      4,100         141,450
  Union Carbide Corp.                  1,100          54,450
                                               --------------
                                                     868,143
                                               --------------
 CONGLOMERATES (5.2%)
  Emerson Electric Co.                 2,400         144,900
  General Electric Co.                90,800       4,812,400
  Minnesota Mining &
    Manufacturing Co.                  2,100         173,250
  Tyco International Ltd.             20,418         967,303
  United Technologies Corp.            7,900         465,112
                                               --------------
                                                   6,562,965
                                               --------------
 CONSTRUCTION MACHINE (0.2%)
  Caterpillar, Inc.                    2,000          67,750
  Ingersoll-Rand Co.                   5,700         229,425
                                               --------------
                                                     297,175
                                               --------------
 CONSUMER (1.9%)
  ACNielsen Corp. (A)                 15,900         349,800
  Ball Corp.                           3,000          96,562
  Black & Decker Corp.                 2,300          90,419
  Colgate-Palmolive Co.                8,100         484,987
  Kimberly Clark Corp.                 7,920         454,410
  Procter & Gamble Co.                15,270         874,208
                                               --------------
                                                   2,350,386
                                               --------------
 DEFENSE (0.3%)
  Lockheed Martin Corp.               14,600         362,263
                                               --------------
 ENTERTAINMENT (2.5%)
  Seagram Co. Ltd.                     4,200         243,600
  Time Warner, Inc.                   13,500       1,026,000
  Viacom, Inc. (A)                    14,462         986,128
  Walt Disney Co.                     23,023         893,580
                                               --------------
                                                   3,149,308
                                               --------------
 FINANCE (1.6%)
  American Express Co.                16,500         860,063
  Household International              7,900         328,344
  Marsh & McLennan Cos                 2,300         240,206
  Metlife Capital Trust (A)           12,900         271,706
  Providian Financial Corp.            3,700         333,000
                                               --------------
                                                   2,033,319
                                               --------------

                                   NO. OF          MARKET
                                   SHARES           VALUE
                                 ------------    ------------
 FOOD (0.7%)
  Bestfoods, Inc.                      4,700   $     325,475
  McDonald's Corp.                     6,600         217,388
  Systemsco Corp.                      8,700         366,487
                                               --------------
                                                     909,350
                                               --------------
 HEALTHCARE (1.0%)
  Abbott Laboratories                  8,800         392,150
  Cardinal Health, Inc.                3,000         222,000
  Columbia/HCA Healthcare Corp.       10,200         309,825
  PE Corp.- Celera Genomics Group      5,600         368,900
                                               --------------
                                                   1,292,875
                                               --------------
 INDEPENDENT ENERGY (0.2%)
  Apache Corp.                         3,700         217,606
                                               --------------
 INSURANCE (2.8%)
  Aetna, Inc.                          5,000         320,938
  Allstate Corp.                      12,276         273,141
  Ambac Financial Group, Inc.          3,000         164,437
  American General Corp.               2,100         128,100
  ChoicePoint, Inc. (A)                  620          27,590
  Cigna Corp.                          4,300         402,050
  Cincinnati Financial Corp.           7,100         223,428
  International Lease Finance Corp.   13,668       1,605,990
  Lincoln National Corp.               6,900         249,262
  MBIA, Inc.                           3,800         183,113
                                               --------------
                                                   3,578,049
                                               --------------
 INTEGRATED ENERGY (4.2%)
  Chevron Corp.                        6,100         517,357
  Conoco, Inc.                         5,298         130,132
  Exxon Mobil Corp.                   31,660       2,485,310
  Kerr Mcgee Corp.                     3,700         218,069
  Occidental Petroleum Corp.           3,700          77,931
  Phillips Petroleum Co.               2,400         121,650
  Royal Dutch Petroleum Co.           18,900       1,163,531
  Texaco, Inc.                         4,900         260,925
  USX-Marathon Group                   2,700          67,669
  Williams Cos.                        6,700         279,306
                                               --------------
                                                   5,321,880
                                               --------------
 MEDIA (1.4%)
  Clear Channel
    Communications, Inc. (A)           3,700         277,500
  Comcast Corp.                        7,900         320,197
  Gannett Company, Inc.                3,800         227,287
  Interpublic Group Cos., Inc.         4,900         210,700
  New York Times Co.                   5,600         221,200
  Omnicom Group, Inc.                  3,400         302,813
  Tribune Co.                          6,900         241,500
                                               --------------
                                                   1,801,197
                                               --------------
 METALS (0.5%)
  Alcan Aluminum Ltd.                  1,800          55,800
  Alcoa, Inc.                          8,848         256,592
  Barrick Gold Corp.                   6,900         125,494
  Grace (W.R.) & Co. (A)              10,700         129,737
  Phelps Dodge Corp.                   2,400          89,250
                                               --------------
                                                     656,873
                                               --------------
 NATURAL GAS PIPELINE (0.4%)
  Enron Corp.                          7,300         470,850
                                               --------------
 OIL FIELD (0.6%)
  Baker Hughes, Inc.                   3,000          96,000
  Halliburton Co.                      4,300         202,906
  Schlumberger Ltd.                    4,900         365,663
  Transocean Sedco Forex, Inc.         2,635         140,808
                                               --------------
                                                     805,377
                                               --------------
 PAPER (0.5%)
  Avery Dennison Corp.                 2,500         167,812
  Georgia-Pacific Group                4,600         120,750
  International Paper Co.              4,600         137,138
  Mead Corp.                           2,890          72,973
  Weyerhaeuser Co.                     2,000          86,000
                                               --------------
                                                     584,673
                                               --------------
 PHARMACEUTICALS (9.1%)
  Allergan, Inc.                       6,100         454,450
  American Home Products Corp.        12,000         705,000
  Amgen, Inc. (A)                     11,900         836,347
  Baxter International, Inc.           2,800         196,875
  Bristol Myers Squibb Co.            20,300       1,182,475
  Eli Lilly & Co.                      7,000         699,125
  Johnson & Johnson                   13,900       1,416,063
  Merck & Co., Inc.                   24,300       1,861,987
  Pfizer, Inc.                        59,030       2,833,440
  Pharmacia & Upjohn, Inc.            11,280         583,035
  Schering-Plough Corp.               13,600         686,800
                                               --------------
                                                  11,455,597
                                               --------------
 REFINING (0.1%)
  Tosco Corp.                          2,600          73,613
                                               --------------
 RETAILERS (4.8%)
  Bed Bath & Beyond, Inc. (A)          4,700         170,228
  Best Buy Company, Inc. (A)           4,100         259,325
  Circuit City Store                   4,400         146,025
  CVS Corp.                            5,900         236,000
  Home Depot, Inc.                    18,650         931,334
  Kohl's Corp. (A)                     5,500         305,937
  Limited, Inc.                       16,800         363,300
  Lowes Cos., Inc.                     7,800         320,288
  Sears Roebuck & Co.                 11,970         390,521
  Target Corp.                         5,900         342,200
  Walgreen Co.                        13,600         437,750
  Wal-Mart Stores, Inc.               36,700       2,114,838
                                               --------------
                                                   6,017,746
                                               --------------

                                   NO. OF          MARKET
                                   SHARES           VALUE
                                 ------------    ------------
 SERVICES (6.0%)
  Altera Corp. (A)                     4,500   $     458,579
  Biogen, Inc. (A)                     2,400         154,725
  Cendant Corp. (A)                   23,900         334,600
  Medtronic, Inc.                      9,700         483,181
  Microsoft (A)                       47,400       3,790,521
  Oracle Corp. (A)                    27,700       2,327,667
                                               --------------
                                                   7,549,273
                                               --------------
 SUPERMARKETS (0.3%)
  Safeway, Inc. (A)                    8,943         403,553
                                               --------------
 TECHNOLOGY (22.7%)
  Adobe Systems, Inc.                  2,700         350,747
  Advanced Micro Device (A)            3,700         285,825
  Agilent Technologies, Inc. (A)       3,547         261,591
  America Online, Inc. (A)            20,400       1,076,100
  Analog Devices, Inc. (A)             6,100         463,600
  Apple Computers, Inc. (A)            6,400         335,000
  Automatic Data Processing            3,800         203,537
  Cisco Systems, Inc. (A)             62,900       3,996,119
  Compaq Computer Corp.               15,578         398,213
  Computer Associates International    4,100         209,869
  Comverse Technology, Inc. (A)        3,000         279,094
  Corning, Inc.                        4,300       1,160,462
  Dell Computer Corp. (A)             16,580         818,120
  Eastman Kodak Co.                    3,400         202,300
  EMC Corp. (A)                       17,400       1,338,713
  First Data Corp.                     7,300         362,262
  Hewlett Packard Co.                 10,100       1,261,237
  Intel Corp.                         31,160       4,164,730
  International Business
    Machine Corp.                     17,500       1,917,344
  Level 3 Communications (A)           4,400         251,075
  LSI Logic (A)                        4,900         265,212
  Lucent Technologies                 30,226       1,790,890
  Micron Technologies, Inc. (A)        8,400         739,725
  Motorola, Inc.                      19,400         563,813
  Network Appliance Corp. (A)          4,300         346,016
  PerkinElmer, Inc.                    5,200         343,850
  QUALCOMM, Inc. (A)                   6,700         401,791
  Siebel Systems, Inc. (A)             2,700         441,703
  Solectron Corp. (A)                  8,200         343,375
  Sun MicroSystemstems, Inc. (A)      15,400       1,400,920
  Teradyne, Inc. (A)                   3,500         257,250
  Texas Instruments, Inc.             15,600       1,071,525
  VERITAS Software Corp. (A)           3,000         338,906
  Xilinx, Inc. (A)                     4,900         404,710
  Yahoo, Inc. (A)                      4,590         568,730
                                               --------------
                                                  28,614,354
                                               --------------
 TELECOMMUNICATIONS (9.3%)
  ADC TeleCommunications, Inc. (A)     5,900         494,678
  ALLITEL Corp.                        3,700         229,169
  AT&T Corp.                          34,361       1,086,667
  AT&T Wireless Corp. (A)              5,600         156,100
  Bell Atlantic Corp.                 17,960         912,592
  BellSouth Corp.                     13,700         583,962
  Broadcom Corp. (A)                   2,100         459,769
  Global Crossing Ltd. (A)             6,400         168,600
  GTE Corp.                            5,300         329,925
  MCI Worldcom, Inc. (A)              27,726       1,272,798
  Nextel Communications, Inc. (A)     12,200         746,107
  Nortel Networks Corp.               28,600       1,951,950
  SBC Communications, Inc.            34,088       1,474,306
  Sprint Corp. - Fon Group             9,940         506,940
  Sprint Corp. - PCS Group (A)        13,370         795,515
  US West, Inc.                        6,486         556,175
                                               --------------
                                                  11,725,253
                                               --------------
 TOBACCO (0.5%)
  Philip Morris Cos.                  25,900         687,969
                                               --------------
 TRANSPORTATION (0.1%)
  FDX Corp. (A)                        4,900         186,200
                                               --------------
 U.S. AGENCY (0.7%)
  Federal Home Loan Mortgage Corp.     7,900         319,950
  Federal National Mortgage
    Association                        9,900         516,656
                                               --------------
                                                     836,606
                                               --------------
 UTILITIES (1.0%)
  AES Corp. (A)                        7,400         337,625
  FirstEnergy Corp.                   11,400         266,475
  FPL Group, Inc.                      4,000         198,000
  Montana Power Co.                    4,000         141,250
  PECO Energy                          7,000         282,188
  Southern Co.                         3,700          86,256
                                               --------------
                                                   1,311,794
                                               --------------
  TOTAL COMMON STOCKS
   (COST $103,069,683)                           114,578,822
                                               --------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
                                               ------------    ------------
SHORT-TERM INVESTMENTS (9.3%)
 COMMERCIAL PAPER (8.5%)
  DaimlerChrysler North America, Corp.,
   6.89% due July 11, 2000                   $   2,000,000   $   1,995,874
  Ford Motor Credit Co.,
   6.69% due July 7, 2000                        2,000,000       1,997,336
  General Motors Acceptance Corp.,
   6.74% due July 12, 2000                       3,000,000       2,993,274
  GE Capital Corp.,
   6.63% due July 6, 2000                        2,250,000       2,247,422
  Household Finance Corp.,
   7.00% due July 3, 2000                        1,480,000       1,479,433
                                                             --------------
                                                                10,713,339
                                                             --------------
 U.S. TREASURY (0.8%)
  United States of America Treasury,
   5.96% due October 19, 2000 (B)                1,000,000         982,749
                                                             --------------
   TOTAL SHORT-TERM
    INVESTMENTS (COST $11,697,693)                              11,696,088
                                                             --------------

                                                 NOTIONAL
                                                  VALUE
                                               ------------
FUTURES CONTRACTS (0.0%)
 S&P 500 Stock Index,
  Exp. September, 2000 (C)                   $  11,744,800
                                                             --------------
  TOTAL INVESTMENTS (100%)
   (COST $114,767,376) (D)                                   $ 126,274,910
                                                             ==============

NOTES

(A) Non-income Producing Security.

(B) Par value of $730,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 2000, net unrealized appreciation for all securities was $11,507,534. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $17,450,263 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $5,942,729.

                        See Notes to Financial Statements

                                  THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

During the six months ended the economy showed its first signs of a possible slowdown in the second quarter, as the June employment report implied the economy may have lost some of its forward momentum. The unemployment rate remains at 4.0%, and it is estimated that real Gross Domestic Product growth for the second quarter will be 3.6%, down from 5.5% in the first quarter. Although temporary factors may be behind recent economic data pointing to a slowing economy, evidence for a more fundamental deceleration has gained credibility recently based on a fading of the wealth effect, temporarily depressing real incomes, and the tightening of credit availability.

The six months ended with the 30-year Treasury Bond yield at 5.90% and the federal funds rate at 6.50%. The 30-year Treasury Bond yield was up 7 basis points from the March 31 level of 5.83% and down 58 basis points from year-end. The May 16th meeting of the Federal Open Market Committee ("FOMC") resulted in an increase of the federal funds rate by 50 basis points, while leaving the rate unchanged in the June 28 meeting. The federal funds rate is up 100 basis points from the beginning of the year. Currently, the FOMC is maintaining an inflation bias. If economic strength persists, the Federal Reserve Board once again may have to tighten interest rates.

The strategy in management of The Travelers Timed Short-Term Bond Account for Variable Annuities short-term assets will be to maintain an average life of 30 to 35 days. At June 30, 2000 the asset size of the portfolio was $165.5 million, with an average yield of 6.64%.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.

                                  [TIMCO LOGO]

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2000

ASSETS:
  Investment securities, at market value (cost $165,473,597) ............................................         $ 165,467,588
  Receivables:
    Interest ............................................................................................                15,036
    Investment securities sold ..........................................................................             2,135,000
    Purchase payments and transfers from other Travelers accounts .......................................                45,116
  Other assets ..........................................................................................                     2
                                                                                                           --------------------
      Total Assets ......................................................................................           167,662,742
                                                                                                           --------------------

LIABILITIES:
  Cash overdraft ........................................................................................                62,189
  Payables:
    Investment securities purchased .....................................................................             2,072,944
    Contract surrenders and transfers to other Travelers accounts .......................................               111,951
    Investment management and advisory fees .............................................................                11,687
    Market timing fees ..................................................................................                45,188
    Insurance charges ...................................................................................                45,188
  Accrued liabilities ...................................................................................                    13
                                                                                                           --------------------
      Total Liabilities .................................................................................             2,349,160
                                                                                                           --------------------
NET ASSETS:
  (Applicable to 110,390,493 units outstanding at $1.497 per unit) ......................................         $ 165,313,582
                                                                                                           ====================

                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000



INVESTMENT INCOME:
  Interest .....................................................................                                  $ 5,425,054

EXPENSES:
  Market timing fees ...........................................................            $ 1,095,609
  Investment management and advisory fees ......................................                283,368
  Insurance charges ............................................................              1,095,609
                                                                                     -------------------
    Total expenses .............................................................                                    2,474,586
                                                                                                           -------------------
      Net investment income ....................................................                                    2,950,468
                                                                                                           -------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENT
      SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold ...................................             71,666,934
    Cost of investment securities sold .........................................             71,668,097
                                                                                     -------------------
      Net realized gain (loss) .................................................                                       (1,163)
  Change in unrealized gain (loss) on investment securities:
    Unrealized gain at December 31, 1999 .......................................                 32,987
    Unrealized loss at June 30, 2000 ...........................................                 (6,009)
                                                                                     -------------------
      Net change in unrealized gain (loss) for the period ......................                                      (38,996)
                                                                                                           -------------------
        Net realized gain (loss) and change in unrealized gain (loss) ..........                                      (40,159)
                                                                                                           -------------------
Net increase in net assets resulting from operations ..........................                                   $ 2,910,309
                                                                                                           ===================

                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS
                                                                                      ENDED             YEAR ENDED
                                                                                     JUNE 30,          DECEMBER 31,
                                                                                       2000                1999
                                                                                       ----                ----
                                                                                   (UNAUDITED)

OPERATIONS:
  Net investment income .......................................................  $   2,950,468        $   4,340,748
  Net realized gain (loss) from investment security transactions ..............         (1,163)                (531)
  Net change in unrealized gain (loss) on investment securities ...............        (38,996)              39,291
                                                                                 -------------        -------------
    Net increase in net assets resulting from operations ......................      2,910,309            4,379,508
                                                                                 -------------        -------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 3,206,639 and 5,354,365 units, respectively) ...............      4,758,202            7,790,491
  Participant transfers from other Travelers accounts
    (applicable to 2,291,168 and 4,539,700 units, respectively) ...............      3,397,828            6,611,717
  Market timing transfers from other Travelers timed accounts
    (applicable to 52,637,447 and 71,856,849 units, respectively) .............     77,810,899          104,699,427
  Administrative and asset allocation charges
    (applicable to 59,301 and 107,746 units, respectively) ....................        (88,696)            (157,465)
  Contract surrenders
    (applicable to 9,576,471 and 12,251,352 units, respectively) ..............    (14,199,535)         (17,827,446)
  Participant transfers to other Travelers accounts
    (applicable to 3,471,422 and 8,299,415 units, respectively) ...............     (5,151,769)         (12,076,485)
  Market timing transfers to other Travelers timed accounts
    (applicable to 44,051,163 and 88,289,250 units, respectively) .............    (65,271,930)        (128,674,249)
  Other payments to participants
    (applicable to 252,179 and 204,194 units, respectively) ...................       (373,864)            (296,703)
                                                                                 -------------        -------------
    Net increase (decrease) in net assets resulting from unit transactions ....        881,135          (39,930,713)
                                                                                 -------------        -------------
      Net increase (decrease) in net assets ...................................      3,791,444          (35,551,205)

NET ASSETS:
  Beginning of period .........................................................    161,522,138          197,073,343
                                                                                 -------------        -------------
  End of period ...............................................................  $ 165,313,582        $ 161,522,138
                                                                                 =============        =============


                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TSB.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $87,750 and $105,311 of contingent deferred sales charges for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)


                                                                SIX
                                                               MONTHS
                                                               ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                              JUNE 30,          (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                             ---------   ----------------------------------------------------------
                                                                2000        1999        1998         1997        1996        1995
                                                                ----        ----        ----         ----        ----        ----
SELECTED PER UNIT DATA:
  Total investment income..................................   $  .046     $  .076      $  .078     $  .077      $ .057     $  .074
  Operating expenses.......................................      .021        .041         .040        .039        .030        .035
                                                             ---------   ---------   ----------   ---------   ---------   ---------

  Net investment income....................................      .025        .035         .038        .038        .027        .039

  Unit value at beginning of period........................     1.473       1.437        1.399       1.361       1.333       1.292
  Net realized and change in unrealized gains (losses).....     (.001)       .001         .000        .000        .001        .002
                                                             ---------   ---------   ----------   ---------   ---------   ---------

  Unit value at end of period..............................   $ 1.497     $ 1.473      $ 1.437     $ 1.399     $ 1.361     $ 1.333
                                                             =========   =========   ==========   =========   =========   =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase in unit value................................  $   .02     $   .04      $   .04     $   .04     $   .03     $   .04
  Ratio of operating expenses to average net assets *.......     2.82%       2.82%        2.82%       2.82%       2.82%       2.82%
  Ratio of net investment income to average net assets *....     3.38%       2.38%        2.71%       2.77%       2.47%       3.17%
  Number of units outstanding at end of period (thousands)..  110,390     109,666      137,067      47,262      54,565           -

* Annualized

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2000





                                           PRINCIPAL        MARKET
                                            AMOUNT           VALUE
                                          ------------    ------------
SHORT-TERM INVESTMENTS (100%)
 COMMERCIAL PAPER (100%)
  Alcoa, Inc.,
   6.71% due July 27, 2000              $   7,830,000   $   7,791,273
  American Express Credit Corp.,
   6.68% due July 6, 2000                   7,500,000       7,491,405
  American Honda Finance Corp.,
   6.82% due June 25, 2001                  7,500,000       7,500,000
  Asset Securitization Corp.,
   6.67% due July 20, 2000                  8,250,000       8,219,623
  Associates Corp. of North America,
   6.77% due June 15, 2004 (A)              5,000,000       5,025,882
  Becton Dickinson & Co.,
   6.70% due August 1, 2000                 7,500,000       7,456,133
  Bell Atlantic Financial Services, Inc.,
   6.74% due August 30, 2000                8,000,000       7,910,800
  Boeing Capital Corp.,
   7.00% due July 06, 2000                  1,500,000       1,498,281
  DaimlerChrysler North America, Corp.,
   6.89% due July 11, 2000                  8,000,000       7,983,496
  Ford Motor Credit Co.,
   6.67% due July 07, 2000                  8,140,000       8,129,158
  GE Capital Corp.,
   6.73% due July 27, 2000                  8,300,000       8,258,948
  General Dynamics Corp.,
   6.72% due July 11, 2000                  5,000,000       4,989,685
  General Motors Acceptance Corp.,
   6.74% due July 12, 2000                  8,150,000       8,131,728
  Goldman Sachs Group LP,
   6.72% due July 10, 2000                  7,750,000       7,735,414
  Household Finance Corp.,
   7.00% due July 03, 2000                    575,000         574,780
  Knight-Ridder, Inc.,
   6.65% due July 18, 2000                  5,642,000       5,623,280
  Merrill Lynch & Co., Inc.,
   6.69% due July 06, 2000                  4,600,000       4,594,728
  New Castle 2000-A,
   6.80% due July 7, 2000                   7,500,000       7,490,010
  Newell Rubbermaid, Inc.,
   6.63% due July 06, 2000                  2,900,000       2,896,677
  Preferred Resources Funding Corp.,
   6.70% due July 20, 2000                  8,000,000       7,970,544
  Providian Master Trust,
   6.69% due July 17, 2000                  8,000,000       7,974,912
  Swiss Reinsurance Co.,
   6.80% due September 15, 2000             8,000,000       7,887,320
  The Gap, Inc.,
   6.40% due July 11, 2000                  8,000,000       7,983,496
  Transamerica Financial Corp.,
   6.66% due July 18, 2000                  6,865,000       6,842,222
  UBS Finance (DE), Inc.,
   6.86% due July 05, 2000                  7,515,000       7,507,793
                                                        --------------
   TOTAL INVESTMENTS (100%)
    (COST $165,473,597)                                 $ 165,467,588
                                                        ==============


NOTES

(A) Security is putable annually on June 15.


                        See Notes to Financial Statements

                                  THE TRAVELERS
                                TIMED AGGRESSIVE
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TAS to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process that that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage Account TAS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 MidCap Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the six months ending June 30, 2000, Account TAS had a total return of 9.2%, before fees and expenses, ahead of the 9.0% total return of the S&P 400. Net of fees and expenses, Account TAS's total return of 7.7% for the first half of 2000 was comparable to the 7.1% median return achieved by variable annuity stock funds in the Lipper Mid Cap Category. On a trailing twelve month basis as of June 30, 2000, Account TAS's total return of 16.2%, net of fees and expenses, lagged the Lipper Mid Cap median of 41.5%. A discussion of portfolio performance in each of the first two quarters of 2000 is presented next.

During the first quarter of 2000, stock selection was favorable in most sectors and particularly positive in the Technology, Utilities, Producer Durables and Financial Services sectors.

In the Technology sector, we benefited from our picks in several different industry groups. Within the Semiconductor industry, Comverse Technology, Inc., Cypress Semiconductor and Qlogic Corp. performed well as the promise of the Internet and higher capital spending spurred investor interest. Our positions in Software stocks such as Rational Software Corp., Citrix Systems and Siebel Systems, Inc. generated high returns as these companies offered customers Web-based business solutions. Electronic component companies such as Analog Devices, Inc. and Sanmina Corp. outperformed their industry group while semiconductor equipment makers such as Teradyne, Inc. posted strong gains.

In the Utilities sector, our positions in the faster growing telecommunications group such as Qwest, Winstar Communications, Inc., Century Tel, Inc. and Alltel Corp. performed well. Calpine Corp., a leader in the electric power generation industry, continued its robust growth through acquisitions while Scana Corp. and Montana Power Co. increased their price-to-earnings multiples through leadership positions.

In the Producer Durables sector, American Power Conversion Corp. and Molex, Inc. proved to the big winners in our portfolios. Both companies benefited from strong end-market demand. American Power Conversion Corp. was chosen by Microsoft to leverage its uninterruptable power supply management into its Windows 2000 operating system. Molex, Inc., a manufacturer of diversified electronics components, benefited from a global recovery in demand especially for consumer electronics.

In the Financial Services sector, we observed that most stocks performed well in the first half of the fourth quarter but faded later in the quarter as interest rates rose. Our positions in T. Rowe Price & Associates, Inc. PMI Group, Inc. and Marshall & Ilsley Corp. all outperformed their respective peer groups.

At the beginning of the second quarter, market volatility spiked up significantly. Value stocks dominated early in the quarter and growth stocks staged a strong recovery towards the end of the quarter. Stock selection was favorable in the Health Care sector, adverse in the Consumer Discretionary and Transportation sectors and remained mixed in the other sectors.

In the Healthcare sector, the recent strong interest in biotech stocks led the whole group higher. We benefited here from our positions in Medimmune, Inc., Millenium Pharmaceuticals and Sepracor, Inc. We were also underweight relative to the benchmark in a couple of poor performing stocks during the second quarter. Mylan Laboratories, Inc. issued a profit warning in June as competitive pricing pressure hurt margins. The loss of management credibility as a result contributed to a decline in stock price exceeding -30%. Omnicare suffered a similar fate after announcing a second quarter earnings shortfall.

In the Consumer Discretionary sector, the rise in interest rates and gasoline prices did take a toll on retailing stocks. We were adversely affected by our positions in Ross Stores, Inc. a retail apparel and accessories stores, and Leggett & Platt, Inc. a manufacturer of home furnishings. Modis Professional Services, Inc. was hurt by a dent in staffing profits as a result of tight labor markets and Reynolds and Reynolds Co. declined after a third quarter profits warning. In the Transportation sector, the same earnings shortfall syndrome punished Airborne Freight Corp.

The near term outlook for the stock market relies heavily on monetary policy. The Federal Reserve Board ("Fed") has indicated a hawkish bias in its promise to monitor inflationary developments closely. Economic data reported between now and the next Fed meeting in August will determine if we experience another rise in short term rates.

In our disciplined approach to stock selection, we screen our research universe of over 800 mid cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. A small sample of our current holdings is presented here to illustrate our investment approach. In the technology sector, our emphasis is on growth stocks such as Rational Software Corp. and Symbol Technologies, Inc. which still trade at reasonable valuations. We are also positioned to benefit from a continued rally in value stocks through our positions in materials and energy stocks such as Southdown, Inc., Solutia, Inc. and Devon Energy Corp.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2000



ASSETS:
  Investment securities, at market value (cost $50,937,829) ..........  $52,865,080
  Cash ...............................................................       38,901
  Receivables:
    Dividends ........................................................       26,100
    Investment securities sold .......................................    1,053,212
    Purchase payments and transfers from other Travelers accounts ....       22,191
  Other assets .......................................................        1,263
                                                                        -----------
      Total Assets ...................................................   54,006,747
                                                                        -----------

LIABILITIES:
  Payables:
    Investment securities purchased ..................................      992,429
    Contract surrenders and transfers to other Travelers accounts ....      125,750
    Investment management and advisory fees ..........................        4,109
    Variation on futures margin ......................................      196,800
    Market timing fees ...............................................       14,676
    Insurance charges ................................................       14,676
  Accrued liabilities ................................................          110
                                                                        -----------
      Total Liabilities ..............................................    1,348,550
                                                                        -----------

NET ASSETS:
   (Applicable to 11,184,587 units outstanding at 4.708 per unit) ....  $52,658,197
                                                                        ===========


                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000


INVESTMENT INCOME:
  Dividends..........................................................................      $    234,354
  Interest...........................................................................           272,431
                                                                                         ---------------
    Total income.....................................................................                            $    506,785

EXPENSES:
  Market timing fees.................................................................           339,048
  Investment management and advisory fees............................................            94,933
  Insurance charges..................................................................           339,048
                                                                                         ---------------
    Total expenses...................................................................                                 773,029
                                                                                                               ---------------
      Net investment loss............................................................                                (266,244)
                                                                                                               ---------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
      ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold.........................................        54,293,662
    Cost of investment securities sold...............................................        47,139,965
                                                                                         ---------------
      Net realized gain (loss).......................................................                               7,153,697

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain at December 31, 1999.............................................         5,910,430
    Unrealized gain at June 30, 2000.................................................         1,927,251
                                                                                         ---------------
      Net change in unrealized gain (loss) for the period............................                              (3,983,179)
                                                                                                               ---------------
        Net realized gain (loss) and change in unrealized gain (loss)................                               3,170,518
                                                                                                               ---------------
  Net increase in net assets resulting from operations...............................                             $ 2,904,274
                                                                                                               ===============


                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED               YEAR ENDED
                                                                                           JUNE 30,            DECEMBER 31,
                                                                                             2000                  1999
                                                                                             ----                  ----
                                                                                          (UNAUDITED)
OPERATIONS:
  Net investment loss.............................................................      $       (266,244)     $       (903,107)
  Net realized gain (loss) from investment security transactions..................             7,153,697             9,025,810
  Net change in unrealized gain (loss) on investment securities...................            (3,983,179)           (1,823,114)
                                                                                      -------------------   -------------------

    Net increase in net assets resulting from operations..........................             2,904,274             6,299,589
                                                                                      -------------------   -------------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 261,924 and 726,794 units, respectively).......................             1,191,892             2,801,681
  Participant transfers from other Travelers accounts
    (applicable to 95,067 and 303,988 units, respectively)........................               431,648             1,208,994
  Market timing transfers from other Travelers timed accounts
    (applicable to 3,513,639 and 8,768,263 units, respectively)...................            16,915,919            34,666,009
  Administrative charges
    (applicable to 6,281 and 19,074 units, respectively)..........................               (29,955)              (78,066)
  Contract surrenders
    (applicable to 907,408 and 1,705,802 units, respectively).....................            (4,075,571)           (6,596,120)
  Participant transfers to other Travelers accounts
    (applicable to 501,312 and 2,129,169 units, respectively).....................            (2,290,693)           (8,294,458)
  Market timing transfers to other Travelers timed accounts
    (applicable to 6,444,823 and 7,187,938 units, respectively)...................           (28,708,643)          (27,827,485)
  Other payments to participants
    (applicable to 6,640 and 28,865 units, respectively)..........................               (29,667)             (108,294)
                                                                                      -------------------   -------------------

    Net decrease in net assets resulting from unit transactions...................           (16,595,070)           (4,227,739)
                                                                                      -------------------   -------------------

      Net increase (decrease) in net assets.......................................           (13,690,796)            2,071,850

NET ASSETS:
  Beginning of period.............................................................            66,348,993            64,277,143
                                                                                      -------------------   -------------------

  End of period...................................................................      $     52,658,197      $     66,348,993
                                                                                      ===================   ===================


                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter market and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange, or, in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $27,593,451 and $36,020,596 respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $1,175,653 and $4,600,000, respectively, for the six months ended June 30, 2000. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $1,160 and $13,755 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

    At June 30, 2000, Account TAS held 28 open S&P 400 MidCap Index futures contracts expiring in September, 2000. The underlying face value, or notional value, of these contracts at June 30, 2000 amounted to $6,836,200. In connection with these contracts, short-term investments with a par value of $660,000 had been pledged as margin deposits.

    Net realized gains (losses) resulting from futures contracts were ($565,426) and $1,028,832 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. These losses are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 2000 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TAS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $36,830 and $52,916 of contingent deferred sales charges for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)


                                                               SIX
                                                              MONTHS
                                                              ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                                             JUNE 30,          (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                            ---------   -----------------------------------------------------------
                                                               2000        1999         1998        1997        1996        1995
                                                               ----        ----         ----        ----        ----        ----
SELECTED PER UNIT DATA:
    Total investment income................................  $  .042     $  .052      $  .056     $  .063     $  .041      $  .042
    Operating expenses.....................................     .065        .110         .098        .085        .069         .057
                                                            ---------   ---------    ---------   ---------   ---------   ----------

    Net investment loss....................................    (.023)      (.058)       (.042)      (.022)      (.028)       (.015)

    Unit value at beginning of period......................    4.371       3.907        3.389       2.623       2.253        1.706
    Net realized and change in unrealized gains............     .360        .522 +       .560        .788        .398         .562
                                                            ---------   ---------    ---------   ---------   ---------   ----------

    Unit value at end of period............................  $ 4.708     $ 4.371      $ 3.907     $ 3.389     $ 2.623      $ 2.253
                                                            =========   =========    =========   =========   =========   ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value.............................    $ .34       $ .46        $ .52       $ .77       $ .37        $ .55
    Ratio of operating expenses to average net assets*.....    2.85%       2.85%        2.85%       2.85%       2.84%        2.83%
    Ratio of net investment loss to average net assets*....     (.99)%     (1.49)%      (1.21)%      (.76)%     (1.13)%       (.74)%
    Number of units outstanding at end of period
     (thousands)...........................................   11,185      15,180       16,452      25,865      30,167       45,575
    Portfolio turnover rate................................      62%         85%         113%         92%         98%         113%


  * Annualized

  + Includes a reimbursement of $56,058 from the investment adviser, TIMCO.

                 THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                            FOR VARIABLE ANNUITIES

                     STATEMENT OF INVESTMENTS (UNAUDITED)
                                JUNE 30, 2000



                                   NO. OF           MARKET
                                   SHARES           VALUE
                                 ------------    ------------
COMMON STOCKS (86.4%)
 AIRLINES (0.1%)
  Alaska Air Group, Inc. (A)           2,800   $      75,950
                                               --------------
 AUTOMOTIVE (0.5%)
  Arvin Industries, Inc.               4,100          71,238
  Borg Warner, Inc.                    2,800          98,350
  Lear Corp. (A)                       5,800         116,000
                                               --------------
                                                     285,588
                                               --------------
 BANKING (4.0%)
  Associated Banc-Corp.                5,362         116,791
  Charter One Financial, Inc.          5,995         137,885
  City National Corp.                  2,300          81,650
  Compass Bancshares, Inc.             5,500          94,187
  Dime Savings Bank, Inc.              3,400          53,550
  First Security Corp.                11,350         154,290
  First Virginia Banks, Inc.           2,000          69,625
  Hibernia Corp.                      16,100         175,088
  Marshall & Ilsley Corp.              6,000         249,000
  Mercantile Bankshares Corp.          6,650         198,461
  North Fork Bancorp, Inc.             7,300         110,413
  Old Kent Financial Corp.             2,667          71,342
  Pacific Century Financial            8,900         130,163
  Provident Financial Group            5,500         131,141
  Sovereign Bancorp, Inc.             11,300          79,630
  Wilmington Trust Co.                 1,300          55,575
  Zions Bancorp                        4,000         183,625
                                               --------------
                                                   2,092,416
                                               --------------
 BROKERAGE (2.0%)
  A.G. Edwards, Inc.                   7,650         298,350
  Bear Stearns Cos., Inc.              2,800         116,550
  Federated Investors, Inc.            3,400         119,212
  Legg Mason, Inc.                     3,400         170,000
  T. Rowe Price & Associates, Inc.     3,700         157,366
  Waddell and Reed Financial           6,700         219,844
                                               --------------
                                                   1,081,322
                                               --------------
 BUILDING MATERIALS (1.2%)
  Carlisle Cos., Inc.                  5,000         225,000
  Martin Marietta Materials, Inc.      3,000         121,313
  Southdown, Inc.                      3,800         219,450
  USG Corp.                            2,400          72,900
                                               --------------
                                                     638,663
                                               --------------
 CAPITAL GOODS (1.5%)
  American Standard Co. (A)            5,100         209,100
  Leggett & Platt, Inc.                4,100          67,650
  Tecumseh Products Co.                3,400         129,944
  Waters Corp. (A)                     3,000         374,437
                                               --------------
                                                     781,131
                                               --------------
 CHEMICALS (2.8%)
  Albemarle Corp.                      8,500         167,875
  Cabot Corp.                          3,500          95,375
  Crompton Corp.                       8,500         104,125
  Georgia Gulf Corp.                   1,600          33,300
  IMC Global                           7,100          92,300
  IVAX Corp. (A)                      11,600         481,400
  Lubrizol Corp.                       5,600         117,600
  Lyondell Petrochemical Co.           6,100         102,175
  Mylan Laboratories, Inc.             5,200          94,900
  Solutia, Inc.                       12,200         167,750
                                               --------------
                                                   1,456,800
                                               --------------
 CONGLOMERATES (0.1%)
  Olin Corp.                           2,600          42,900
                                               --------------
 CONSTRUCTION MACHINE (0.1%)
  Briggs & Stratton Corp.              1,700          58,225
                                               --------------
 CONSUMER (3.2%)
  ACNielsen Corp. (A)                  9,800         215,600
  Acxiom Corp. (A)                     6,400         178,800
  Dial Corp.                           5,000          51,875
  DST Systems, Inc. (A)                4,600         350,175
  Furniture Brands, Inc., (A)          7,600         114,950
  Informix Corp. (A)                  17,600         131,451
  Meritor Auto Co.                     7,400          81,400
  Outback Steakhouse, Inc. (A)         8,400         245,700
  Pall Corp.                           4,100          75,850
  Sybron Corp. (A)                     5,400         106,987
  Viad Corp.                           5,800         158,050
                                               --------------
                                                   1,710,838
                                               --------------
 DEFENSE (0.3%)
  Litton Industries (A)                4,000         168,000
                                               --------------
 ENERGY (1.3%)
  Devon Energy Corp.                   4,800         269,700
  Hanover Compressor Holdings (A)      3,200         121,600
  Helmerich & Payne, Inc.              2,400          89,700
  Ocean Energy, Inc. (A)               9,500         134,781
  Pioneer Natural Resources (A)        5,600          71,400
                                               --------------
                                                     687,181
                                               --------------
 ENTERTAINMENT (0.8%)
  Electronic Arts, Inc. (A)            3,800         277,281
  Park Place Entertainment (A)        13,300         162,094
                                               --------------
                                                     439,375
                                               --------------
 FINANCE (2.0%)
  Allmerica Finance Corp.              4,800         251,400
  American Financial Group
    Holdings                           4,800         119,100
  Comdisco, Inc.                       8,600         191,887
  E*Trade Group, Inc. (A)             12,800         210,801
  FINOVA Group                         4,000          52,000
  Greenpoint Financial Co.             5,800         108,750
  Heller Financial, Inc.               5,600         114,800
                                               --------------
                                                   1,048,738
                                               --------------

                                   NO. OF           MARKET
                                   SHARES           VALUE
                                 ------------    ------------
 FOOD (2.0%)
  Brinker International, Inc. (A)      7,100   $     207,675
  Dreyers Grand Ice Cream, Inc.        5,500         115,156
  Hormel Foods                         7,900         132,819
  IBP, Inc.                           11,500         177,531
  McCormick & Co.,                     4,900         159,250
  Suiza Foods Co. (A)                  4,900         239,487
                                               --------------
                                                   1,031,918
                                               --------------
 HEALTHCARE (2.8%)
  Beckman Coulter, Inc.                4,600         268,525
  Express Scripts, Inc. (A)            4,900         302,422
  Health Management
    Associates, Inc. (A)              11,475         149,892
  Minimed, Inc. (A)                    1,600         188,800
  PacifiCare Health Systems, (A)       2,300         138,359
  Trigon Healthcare (A)                5,200         268,125
  VISX Inc. (A)                        5,200         145,275
                                               --------------
                                                   1,461,398
                                               --------------
 HOME CONSTRUCTION (0.1%)
  Clayton Homes, Inc.                  6,137          49,096
                                               --------------
 INDEPENDENT ENERGY (0.4%)
  Noble Affiliates, Inc.               3,200         119,200
  Santa Fe Snyder Corp. (A)            9,500         108,063
                                               --------------
                                                     227,263
                                               --------------
 INDUSTRIAL (2.2%)
  Cintas Corp.,                        6,950         254,109
  Grant Prideco, Inc. (A)              5,800         145,000
  Miller Herman, Inc.                  5,400         139,557
  Minerals Technologies, Inc.          1,700          78,200
  Modis Professional
    Services, Inc. (A)                10,700          94,962
  Pentair, Inc.                        3,500         124,250
  SPX Corp. (A)                        1,600         193,500
  Teleflex, Inc.                       3,500         129,719
                                               --------------
                                                   1,159,297
                                               --------------
 INSURANCE (1.9%)
  Ambac Financial Group, Inc.          4,300         235,694
  Old Republic International Corp.    10,050         165,825
  Oxford Health Plans, Inc. (A)        4,100          97,631
  PMI Group, Inc.                      4,800         228,000
  Protective Life Corp.                4,600         122,475
  ReliaStar Financial Corp.            3,000         157,312
                                               --------------
                                                   1,006,937
                                               --------------
 MEDIA-CABLE (1.5%)
  Cox Communications, Inc. (A)         1,989          90,624
  Media General, Inc.                  2,800         135,975
  Univision Communications, Inc. (A)   5,500         569,250
                                               --------------
                                                     795,849
                                               --------------
 MEDIA NON-CABLE (2.4%)
  Belo (A.H.)                          8,300         143,694
  Chris Craft Industries, Inc. (A)     1,733         114,486
  Hispanic Broadcasting Corp. (A)      4,800         159,000
  Houghton Mifflin Co.                 4,100         191,419
  Readers Digest Association, Inc.     5,000         198,750
  Snyder Communications, Inc. (A)      5,000         118,750
  Washington Post Co.                    710         339,380
                                               --------------
                                                   1,265,479
                                               --------------
 METALS (0.2%)
  Ryerson Tull, Inc.                   8,300          86,112
  UCAR International (A)               2,300          30,044
                                               --------------
                                                     116,156
                                               --------------
 NATURAL GAS DISTRIBUTORS (2.2%)
  Dynegy, Inc.                         8,500         580,656
  KeySpan Corp.                        9,600         295,200
  MCN Energy Group, Inc.               2,800          59,850
  National Fuel Gas Co.                4,600         224,250
                                               --------------
                                                   1,159,956
                                               --------------
 OIL FIELD (3.8%)
  BJ Services Co. (A)                  4,700         293,750
  Ensco International, Inc.            7,300         261,431
  Global Marine, Inc. (A)              9,400         264,962
  Nabors Industries, Inc. (A)          7,200         299,250
  Noble Drilling Corp. (A)             7,300         300,669
  Smith International, Inc. (A)        2,400         174,750
  Tidewater, Inc.                      2,900         104,400
  Varco International, Inc. (A)        2,850          66,263
  Weatherford International, Inc. (A)  5,800         230,913
                                               --------------
                                                   1,996,388
                                               --------------
 PAPER (1.6%)
  Bowater, Inc.                        2,400         105,900
  Consolidated Papers, Inc.            7,300         266,906
  Georgia-Pacific Group                7,400         160,025
  Glatfelter (P.H.)                    4,100          41,769
  Reynolds & Reynolds Co.              8,400         153,300
  Sonoco Products Co.                  5,450         112,066
                                               --------------
                                                     839,966
                                               --------------
 PHARMACEUTICALS (5.8%)
  Chiron Corp. (A)                     9,600         456,000
  Forest Labs, Inc. (A)                5,200         525,200
  Genzyme Corp. (A)                    5,000         297,656
  Gilead Sciences, Inc. (A)            2,200         156,544
  ICN Pharmaceuticals, Inc.            4,100         114,031
  IDEC Pharmaceuticals Corp. (A)       1,800         211,106
  Incyte Genomics, Inc. (A)            1,600         131,450
  Millennium Pharmaceuticals (A)       5,300         592,772
  Sepracor, Inc. (A)                   5,000         603,125
                                               --------------
                                                   3,087,884
                                               --------------

                                   NO. OF           MARKET
                                   SHARES           VALUE
                                 ------------    ------------
 RAILROADS (0.1%)
  Trinity Industries                   4,300   $      79,550
                                               --------------
 REFINING (0.8%)
  Murphy Oil Corp.                     2,500         148,594
  Ultramar Diamond Shamrock Corp.      7,100         176,169
  Valero Energy Corp.                  3,200         101,600
                                               --------------
                                                     426,363
                                               --------------
 RETAILERS (4.4%)
  Barnes & Noble, Inc., (A)            6,500         144,625
  Bed Bath & Beyond, Inc., (A)         2,600          94,169
  BJ's Wholesale Club (A)              6,500         214,500
  Callaway Golf                       11,300         184,331
  CDW Computer Centers, Inc. (A)       6,000         375,188
  Dollar Tree Stores (A)               6,000         237,188
  Family Dollar Stores, Inc.          14,900         291,481
  Fastenal Co.                         2,900         146,722
  Payless ShoeSource, Inc. (A)         3,100         161,781
  Ross Stores, Inc.                    9,600         163,500
  Westwood One, Inc. (A)               6,500         221,813
  Williams-Sonoma, Inc. (A)            3,000          97,313
                                               --------------
                                                   2,332,611
                                               --------------
 SERVICES (3.7%)
  Apollo Group, Inc. (A)               3,800         106,281
  Cadence Design Systems (A)          10,350         210,881
  Concord EFS, Inc. (A)                8,500         221,000
  International Speedway               1,200          49,913
  Lincare Holdings, Inc. (A)           6,000         147,563
  Manpower, Inc.                       6,000         192,000
  Robert Half International, Inc. (A) 15,400         438,900
  Stryker Corp.                        9,200         402,500
  Sungard Data Systems, Inc. (A)       5,600         173,600
                                               --------------
                                                   1,942,638
                                               --------------
 SUPERMARKETS (0.4%)
  Hannaford Brothers Co.               3,000         215,625
                                               --------------
 TECHNOLOGY (17.9%)
  Affiliated Computer
    Services, Inc. (A)                 3,200         105,800
  Analog Devices, Inc. (A)             1,000          76,000
  Arrow Electronics, Inc. (A)          6,700         207,700
  Atmel Corp. (A)                     12,200         449,875
  Avnet, Inc.                          2,300         136,275
  Burr Brown Corp. (A)                 4,100         355,419
  Checkfree Holdings Corp. (A)         3,200         165,300
  Comverse Technology, Inc. (A)        1,300         120,941
  Cypress Semiconductor (A)            7,300         308,425
  Fiserv, Inc. (A)                     7,325         316,806
  Harris Corp.                         5,400         176,850
  Imation Corp. (A)                    4,600         135,125
  Integrated Device
    Technologies, Inc. (A)             6,200         372,000
  Intuit, Inc. (A)                    11,600         479,225
  Jabil Circuit, Inc. (A)             10,100         501,212
  Legato Systems, Inc. (A)             4,390          66,262
  Level 3 Communications Holdings (A)  4,600         262,487
  Macromedia, Inc. (A)                 2,000         193,313
  MarchFirst, Inc. (A)                 5,300          96,891
  Micrel, Inc. (A)                     6,200         269,507
  Microchip Technology, Inc. (A)       4,150         242,256
  Molex, Inc.                          2,175         104,808
  Network Associates, Inc. (A)         7,700         157,129
  Nova Corp. (A)                       5,900         164,831
  Nvidia Corp. (A)                     3,200         203,300
  Qlogic Corp. (A)                     4,100         271,241
  Quantum Corp. (A)                    9,700          93,969
  Rational Software Corp. (A)          6,200         576,019
  SCI Systems, Inc. (A)                7,800         305,662
  Sybase, Inc. (A)                     7,200         165,825
  Symantec Corp. (A)                   3,300         178,097
  Symbol Technologies, Inc.            8,300         448,200
  Synopsys, Inc. (A)                   2,600          89,781
  Technology Data Corp. (A)            2,400         104,475
  TranSwitch, Corp. (A)                2,600         200,769
  TriQuint Semiconductor (A)           2,000         191,313
  VERITAS Software Corp. (A)             750          84,727
  Vishay Intertechnology, Inc. (A)     8,387         318,182
  Vitesse Semiconductor Corp. (A)     10,500         772,735
                                               --------------
                                                   9,468,732
                                               --------------
 TELECOMMUNICATIONS (2.9%)
  Adtran, Inc. (A)                     3,000         179,531
  Broadwing, Inc. (A)                 15,400         399,437
  CSG Systems International, Inc. (A)  1,600          89,750
  Polycom, Inc. (A)                    2,200         206,938
  Sawtek, Inc. (A)                     3,700         212,866
  Telephone & Data Systems, Inc.       4,000         401,000
  Winstar Communications, Inc. (A)     1,650          55,894
                                               --------------
                                                   1,545,416
                                               --------------
 TEXTILE (0.5%)
  Jones Apparel Group, Inc. (A)        7,100         166,850
  Shaw Industries, Inc.                6,800          85,000
                                               --------------
                                                     251,850
                                               --------------
 TOBACCO (0.3%)
  R.J. Reynolds Tobacco
    Holdings, Inc.                     6,200         173,213
                                               --------------

 TRANSPORTATION (1.0%)
  C.H. Robinson Worldwide, Inc.        4,700         232,503
  CNF Transportation                   4,100          93,275
  GATX Corp.                           5,200         176,800
                                               --------------
                                                     502,578
                                               --------------

                                   NO. OF           MARKET
                                   SHARES           VALUE
                                 ------------    ------------
 UTILITIES (7.6%)
  Allegheny Energy, Inc.               3,800   $     104,025
  Alliant Energy Corp.                 5,800         150,800
  Calpine Corp. (A)                   10,100         664,075
  Constellation Energy Group           3,000          97,688
  DPL, Inc.                           10,000         219,375
  DQE, Inc.                            5,200         205,725
  Energy East                          8,900         169,656
  IPALCO Enterprises, Inc.            10,200         205,275
  Kinder Morgan, Inc.                  8,400         290,325
  Minnesota Power, Inc.                8,400         145,425
  Montana Power Co.                    9,000         317,812
  NiSource, Inc.                       6,100         113,613
  Northeast Utilities                  7,300         158,775
  OGE Energy Corp.                     8,300         153,550
  Pinnacle West Capital Corp.          5,000         169,375
  Powerwave Technology, Inc. (A)       3,700         162,800
  Public Service Of New Mexico         8,900         137,394
  SCANA Corp.                          7,800         188,175
  TECO Energy, Inc.                   11,200         224,700
  Wisconsin Energy                     7,100         140,669
                                               --------------
                                                   4,019,232
                                               --------------
  TOTAL COMMON STOCKS
   (COST $43,794,318 )                            45,722,522
                                               --------------

                                  PRINCIPAL
                                   AMOUNT
                                 ------------
SHORT-TERM INVESTMENTS (13.6%)
 COMMERCIAL PAPER (12.3%)
  DaimlerChrysler North
    America, Corp.,
   6.89% due July 11, 2000     $   1,000,000         997,937
  Ford Motor Credit Co.,
   6.69% due July 7, 2000          1,500,000       1,498,002
  GE Capital Corp.,
   6.63% due July 6, 2000          1,740,000       1,738,006
  American Express Credit Corp.,
   6.76% due July 10, 2000         1,255,000       1,252,638
  Household Finance Corp.,
   7.00% due July 3, 2000            993,000         992,619
                                               --------------
                                                   6,479,202
                                               --------------
 U.S. TREASURY (1.3%)
  United States of America Treasury,
   5.96% due October 19, 2000 (B)    675,000         663,356
                                               --------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $7,143,511)                  7,142,558
                                               --------------


                                  NOTIONAL          MARKET
                                    VALUE           VALUE
                                 ------------    ------------
FUTURES CONTRACTS (0.0%)
 S&P 400 MidCap Index,
  Exp. September, 2000 (C)     $   6,836,200               -
                                               --------------
   TOTAL INVESTMENTS (100%)
    (COST $50,937,829) (D)                     $  52,865,080
                                               ==============


NOTES

(A) Non-income Producing Security.

(B) Par value of $660,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 2000, net unrealized appreciation for all securities was $1,927,251. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $6,224,209 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $4,296,958.

                        See Notes to Financial Statements

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


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


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


                               Investment Advisers
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES

                             Independent Accountants
                                    KPMG LLP
                              Hartford, Connecticut

                                    Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York

The financial information included herein has been taken from the records of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, or The Travelers Timed Aggressive Stock Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.

VG-182 (Semi-Annual) (6-00) Printed in U.S.A.